                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   Form 8-K



                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 May 15, 2000
               -------------------------------------------------
               (Date of Report: Date of earliest event reported)


                         POWERBALL INTERNATIONAL, INC.

      (Exact name of registrant as specified in its charter)


          UTAH                     000-25873             84-1431425
---------------------------- -----------------------  --------------------
(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)



         7430 South Wasatch Blvd., No. A-2, Salt Lake City, Utah 84121
         -------------------------------------------------------------
                    (Address of principal executive office)



Registrant's telephone number, including area code: (801) 947-1455
                                                    --------------

                          NATEX CORPORATION
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)

                  ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     On May 15, 2000, the Registrant's shareholders approved the an Agreement and Plan of Merger in with which the Registrant acquired of all of the issued and outstanding shares of Powerball Industries, Inc. ("PIC"), a privately-held Utah corporation. Under the Agreement and Plan of Merger, the Registrant acquired all the issued and outstanding stock of PIC in exchange for the issuance of one million five hundred thousand (1,500,000) shares of the Registrant's common stock. As a result of the approval of the Agreement and Plan of Merger, the 1,469,000 shares of common stock issued and outstanding prior to the merger was increased to 2,969,000 by the issuance of the shares. Of the 1,500,000 shares issued in connection with the merger, Jed Checketts, a former minority shareholder of the Company, was issued a total of 1,078,000 shares. Prior to the merger, Mr. Checketts held 15,000 shares, or 1.02% of the Registrants's issued and outstanding shares. Following the merger, Mr. Checketts holds 1,093,000 shares, or 36.82% of the Registrant's issued and outstanding shares.

     The following table sets forth the name and address and the number of shares of the Company's Common Stock, par value $0.001 per share, held of record or beneficially by each person who held of record, or was known by the Company to own beneficially, more than 5% of the 1,469,000 shares of Common Stock issued and outstanding before the proposed merger, the name and shareholdings of each director and of all officers and directors as a group, and the respective holdings following the issuance of 1,500,000 shares in the proposed merger. The information on share numbers and percentage ownership listed assumes:

     - the exercise of options and warrants by the beneficial owner (all included warrants and options are currently exercisable); and
     - a corresponding increase in the number of shares issued and outstanding.


[table begins on page following]

Security Ownership of Certain Beneficial Owners
-----------------------------------------------
Name and Address             No. of Shares  % of Class  Post Merger % of Class
----------------             -------------  ----------  ----------- ----------
Robert K. Ipson                    542,300       30.83      542,300     16.64
48 West 300 South, # 2303
Salt Lake City, UT 84101

Linda Lou Ipson                    542,300       30.83      542,300     16.64
48 West 300 South, # 2303
Salt Lake City, UT 84101

Shorland Hunsaker                  318,000       20.26      318,000     10.36
2751 East Rubidoux Road
Salt Lake City, UT  84093

Maynard Victor                     125,000        8.28      125,000      4.15
1815 Maple View Drive
Salt Lake City, UT  84124

Paul N. Davis                       80,000        5.37       80,000      2.68
2351 Hintze Drive
Salt Lake City, UT 84124

Phillip L. McStotts                 92,500        6.13       92,500      3.07
746 Quaking Aspen Drive
Murray, UT 84123

Jed Checketts                       15,000        1.02    1,093,000     36.81
2095 West 2200 South
Salt Lake City, UT 84199

Securities Ownership of Management
----------------------------------
Robert K. Ipson                - See above -
President and Director

Shorland Hunsaker              - See above -
Vice President and Director

Phillip L. McStotts            - See above -
Secretary/Treasurer and Director

Jed Checketts                  - See above -
Nominee for Director

Officers and Directors
As a Group (3 persons)             952,800       50.99   1,727,800      52.37
----------------------
[Notes on the above table appear on the following page]

In the preceding table:

   - Mr. Ipson's shares include an option to purchase 100,000 shares of the Company's common stock at $1.00 per share.

   - Linda L. Ipson is the spouse of Robert K. Ipson; shares and warrants held of record by Linda Lou Ipson may be deemed to be beneficially owned by Robert
K. Ipson, and shares, options and warrants held of record by Robert Ipson may likewise be deemed to be beneficially owned by Linda Lou Ipson.

   - Ms. Ipson holds of record 30,500 shares and 30,000 warrants. Mr. Ipson holds of record 221,800 shares, 100,000 options, and 160,000 warrants.

   - Mr. Hunsaker's shares include 218,000 shares and 100,000 warrants.

   - Mr. Victor is holder of record of 25,000 shares. The shares listed include 60,000 shares and 40,000 warrants held of record by Victor Investments, LLC., a limited liability company controlled by Maynard Victor of which Mr. Victor may be deemed to be the beneficial owner.

   - Mr. Davis' shares include 60,000 shares and 20,000 warrants.

   - Mr. McStotts' shares include 52,500 shares and 40,000 warrants.

   - The number of shares held by officers and directors as a group assumes the exercise of all of their respective options and warrants. The post merger numbers reflect, the election of Jed Checketts to the board of directors and Mr. Checketts appointment as President of the Company, and the exercise of all of the directors' respective options and warrants.


                ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On May 15, 2000, the Registrant's shareholders approved the an Agreement and Plan of Merger in with which the Registrant acquired of all of the issued and outstanding shares of Powerball Industries, Inc. ("PIC"), a privately-held Utah corporation. Under the Agreement and Plan of Merger, the Registrant acquired all the issued and outstanding stock of PIC in exchange for the issuance of one million five hundred thousand (1,500,000) shares of the Registrant's common stock. The acquisition was structured as a stock-for-stock exchange pursuant to Section 368(a)(1)(B) of the Internal Revenue Code. The securities issued in the acquisition were issued in a private transaction in reliance on Section 4(2) of the Securities Act of 1933, as amended. In connection with the acquisition, the Registrant's shareholders elected new directors and voted in favor of a proposal to change the Registrant's name to Powerball International, Inc.

Natex's Reasons for the Merger
------------------------------
     PIC was the owner of all rights, title and interest in certain technology relating to a Hydrogen Generation System and Fuel Pellet for a Hydrogen Generation System and all present and future patents and patent applications as are or later filed relating to the above invention in the United States, and any and all foreign countries, if any (hereinafter the "Technology"). PIC was the Company's joint venture partner in Powerball Technologies, LLC (the "JV"). The JV holds an Assignment for the Technology subject to certain royalty payments to Jed Checketts, the inventor of the Technology. The Technology forms the basis for the operations of the JV, and is the essential reason the Company is invested in the JV.

     By effecting the merger, the Company and its shareholders obtained direct ownership of the Technology. The merger also consolidated ownership of the JV, with the JV becoming a wholly-owned subsidiary of the Company.

Terms of the Transaction
------------------------

     1. Technology. All rights, title and interest in the technology covered by the Assignment of the Exclusive License Agreement between Powerball Technologies, LLC and PIC, dated December 4, 1997 (the "Technology"), to PIC. The Technology is the property of the Company following the merger, subject to royalty payments to Jed Checketts based on the gross sales of Powerball Technologies, LLC.

     2. Share Exchange. The Company issued a total of one million five hundred thousand (1,500,000) shares of its common stock to the shareholders of PIC in exchange for all of the issued and outstanding stock of PIC.

     3. Rewriting of Assignment of the Exclusive License Agreement. As part of the merger agreement, the Company will rewrite the Assignment of the Exclusive License Agreement dated December 4, 1997 under which Powerball Technolgies, LLC (the "JV") currently has rights and obligations relating to the above Technology.

     4. Royalty Agreement. The Company has entered into a royalty agreement with Jed Checketts for payments based on the gross sales of Powerball Technologies, LLC.

     5. Appointment of President. Jed Checketts has been appointed President of the Company.

     6. Name Change. Effective May 26, 2000, the Company's name was changed to Powerball International, Inc., to better reflect the focus of the Company's business and provide clear indentification with Powerball Technologies, LLC, the operating subsidiary.

The complete Agreement and Plan of Merger is included as an exhibit to the Definitive Information Statement filed with the Securities and Exchange Commission on April 24, 2000, and is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

(a)  Financial Statements of Business Acquired

     The financial statements of PIC are included in the Definitive Information Statement filed with the Securities and Exchange Commission on April 24, 2000, and are incorporated herein by this reference.

(b) Pro Forma Financial Statements

     Pro forma financial statements are included in the Definitive Information Statement filed with the Securities and Exchange Commission on April 24, 2000, and are incorporated herein by this reference.

(c)  Exhibits.  The following exhibits are included as part of this report:

            SEC
Exhibit     Reference
Number      Number      Title of Document                        Location
-------     ---------   -----------------                        --------
  1          2.01       Agreement and Plan of Merger          Previous Filing
                        dated April 15, 2000

  2          3.01       Name Change Amendment to the
                        Articles of Incorporation             This Filing


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                          POWERBALL INTERNATIONAL, INC.



Date:     June 8, 2000                      /S/Jed Checketts, President

EXHIBIT 3.01

AMENDMENT TO THE ARTICLES OF INCORPORATION
OF
NATEX CORPORATION

Pursuant to the provisions of Section 16-10a-1001 et. seq. of the Utah Revised Business Corporation Act, the undersigned corporation, hereinafter referred to as the "Corporation," hereby adopts the following Amendments to the Articles of Incorporation:

FIRST: The name of the Corporation is: Natex Corporation

SECOND: The following Amendments to the Articles of Incorporation were duly adopted by the board of directors and the shareholders of the corporation in accordance with Section 16-10a-1003 of the Utah Revised Business Corporation Act, at a Special Meeting of Shareholders held on May 15, 2000.

ARTICLE I
NAME

The name of the Corporation shall be:   POWERBALL INTERNATIONAL, INC.

The number of issued and outstanding shares entitled to vote on these Amendments to the Articles of Incorporation was 1,469,000 of which number 1,031,000 shares voted in favor and none opposed.

IN WITNESS WHEREOF, the foregoing Amendments to the Articles of Incorporation have been executed this 15th day of May, 2000.

ATTEST:                                  NATEX CORPORATION

/S/Phillip L. McStotts                   /S/Robert K. Ipson
Secretary                                President



State of Utah        )
                     : ss
County of Salt Lake  )

On this 15th day of May, 2000, personally appeared before me, the undersigned, a notary public, Robert K. Ipson and Phillip L. McStotts , who being by me duly sworn did state, each for himself, that he Robert K. Ipson is the President, and that he Phillip L. McStotts is the Secretary of Natex Corporation, a Utah corporation, that they signed the foregoing Amendments to the Articles of Incorporation on behalf of the corporation by authority of its board of directors and that the statements contained therein are true.

/S/ John C. Thompson
Notary Public